Exhibit 99

         The Exploration Company Reports 2002 Financial Results

    SAN ANTONIO--(BUSINESS WIRE)--March 6, 2003--The Exploration Company (Nasdaq:TXCO) today announced financial results for the year ended Dec. 31, 2002.
    Total revenues were $18.9 million, a 38% increase from $13.8 million reported in 2001. The company reported a net loss of $310,970 or $0.016 per share. In the prior year, TXCO reported a net loss of $50,283 or $0.003 per share. EBITDA (earnings before interest, taxes, depreciation, depletion, amortization and exploration expense) was $9.22 million, $0.48 per share, an increase from $8.99 million, $0.52 per share, in 2001. The fractional net loss for 2002 was due primarily to higher depletion rates caused by revisions to previous estimates of oil and gas reserves as reported by Netherland, Sewell & Associates Inc., independent reservoir engineers. Total assets at year end were $53.0 million, a 78% increase from $29.8 million at year end 2001. All share amounts are on a fully diluted basis.
    The Company achieved reserve replacement of 255%. TXCO's year end reserves rose 85% to a record 23.5 billion cubic feet equivalent
(Bcfe), up from 12.7 Bcfe at year end 2001. Production in 2002 totaled
4.37 Bcfe, a 47% increase from the 2.97 Bcfe produced in 2001. Average realized product prices for the year fell to $3.67 per thousand cubic feet equivalent (Mcfe), an 18.3% decline from $4.49 per Mcfe in 2001.

    Management's Perspective

    "Overall, the year just passed sets a firm foundation for continued accelerated growth in 2003," said James E. Sigmon, TXCO President and CEO. "We are prospect rich and have started this year with a drilling program that targets a record 93 wells, exploiting our expanding resource base. Our solid financial structure, strong cash flows and low debt, create excellent upside potential for the company. All in all, together with the strong commodity price environment we're seeing today and with our partner, Blue Star, rigging up now to start drilling on our Deep Jurassic project, I believe 2003 will be the milestone year we have anticipated."
    Sigmon highlighted a growing list of company achievements further confirming his confidence in TXCO's continued success:

    -- Drilled 29 new oil and gas producing wells in five separate plays

    -- Expanded gas gathering pipeline system from 10 miles to more than 80 miles

    -- Expanded core Maverick Basin lease block from 372,000 acres to 480,000 acres

    -- Grew Maverick Basin 3-D seismic database from 310 square miles to over 450 square miles

    --  Continued strong cash flows from operations

    About The Exploration Company

    The Exploration Company is an independent oil and gas enterprise with interests primarily in the Maverick Basin in Southwest Texas. Its long-term business strategy is to acquire undeveloped mineral interests and internally develop a multi-year drilling inventory. The Company accounts for its oil and gas operations under the successful efforts method of accounting and trades its common stock on the Nasdaq Stock Market(sm) under the symbol "TXCO."

    Statements in this press release which are not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to production, cash flow, CAPEX, drilling plans, including the timing, number and cost of wells to be drilled, CBM projects or waterflood projects and expected response. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2001 and its Form 10-Q for the quarters ended March 31, June 30 and Sept. 30, 2002. These and all previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com. Copies are available without charge, upon request from the Company.


                       THE EXPLORATION COMPANY
                     Consolidated Balance Sheets
                      December 31, 2002 and 2001
                              Unaudited



                                                  2002         2001
                                              -----------  -----------
Assets

Current Assets:
  Cash and equivalents                       $ 2,333,688  $ 2,019,164
  Accounts receivable:
     Joint interest owners                       744,395      472,146
     Oil and gas production                    4,373,875    1,470,497
  Prepaid expenses and other                     503,176      273,603
                                             ------------ ------------
         Total current assets                  7,955,134    4,235,410

Property and Equipment, net - successful
 efforts method of accounting for oil and
 gas properties                               39,327,867   19,893,740

Other Assets:
  Deferred tax asset                           5,232,718    5,232,718
  Other                                          520,600      481,564
                                              -----------  -----------
     Total other assets                        5,753,318    5,714,282
                                              -----------  -----------


Total Assets                                 $53,036,319  $29,843,432
                                              ===========  ===========


                       THE EXPLORATION COMPANY
                     Consolidated Balance Sheets
                      December 31, 2002 and 2001
                              Unaudited



                                                2002          2001
                                            ------------  ------------

Liabilities And Stockholders' Equity

Current Liabilities:
  Accounts payable and accrued expenses    $  6,871,724  $  4,122,669
  Due to joint interest owners                1,894,144     1,368,785
  Current portion of long-term debt           1,073,773       298,410
                                            ------------  ------------
     Total current liabilities                9,839,641     5,789,864

Long-term debt, net of current portion        6,143,458       563,767

Minority interest in consolidated
 subsidiaries                                    82,846       433,105

Stockholders' Equity:
  Preferred stock; authorized
   10,000,000 shares, issued and
   outstanding zero shares                           --            --
  Common stock, par value $0.01 per
   share; authorized 50,000,000
   shares; issued 20,109,516 and
   17,496,849 shares, outstanding
   20,009,716 and 17,397,049                    201,095       174,968
  Additional paid-in capital                 58,216,504    44,017,983
  Accumulated deficit                       (21,201,218)  (20,890,248)
  Less treasury stock, at cost, 99,800
   shares                                      (246,007)     (246,007)
                                            ------------  ------------
     Total stockholders' equity              36,970,374    23,056,696
                                            ------------  ------------





Total Liabilities and Stockholders'
 Equity                                    $ 53,036,319  $ 29,843,432
                                            ============  ============


                       THE EXPLORATION COMPANY
                Consolidated Statements of Operations
             Years Ended December 31, 2002, 2001 and 2000
                              Unaudited


                                    2002          2001         2000
                                 -----------  -----------  -----------

Revenues
  Oil and gas sales             $16,049,798  $13,350,699  $13,841,138
  Pipeline operations             2,596,955           --           --
  Other operating income            311,611      408,221      520,219
                                 -----------  -----------  -----------
                                 18,958,364   13,758,920   14,361,357

Costs and Expenses
  Lease operations                4,238,921    2,406,688    1,157,291
  Production taxes                  973,078      959,143      990,789
  Exploration expenses            1,567,098    2,986,036    3,056,466
  Impairment and abandonments     1,246,495    2,652,705    3,126,715
  Pipeline operations             2,467,554           --           --
  Depreciation, depletion and
   amortization                   6,500,625    3,201,517    2,711,605
  General and administrative      2,025,440    1,481,284    1,501,645
                                 -----------  -----------  -----------
        Total costs and
         expenses                19,019,211   13,687,373   12,544,511
                                 -----------  -----------  -----------

Income (loss) from operations       (60,847)      71,547    1,816,846

Other Income (Expense)
  Interest income                    46,663      188,061      232,386
  Interest expense                 (273,213)    (128,373)    (179,036)
  Loan fee amortization             (14,507)          --      (12,000)
                                 ----------- ------------  -----------
                                   (241,057)      59,688       41,350
                                 -----------  -----------  -----------

Income before income taxes
  and  minority interest           (301,904)     131,235    1,858,196
Minority interest in income of
 subsidiaries                       (84,066)    (106,518)    (238,061)
                                 -----------  -----------  -----------

Income before income taxes         (385,970)      24,717    1,620,135
Income tax (expense) benefit,
 net                                 75,000      (75,000)   5,141,800
                                 -----------  -----------  -----------


Net Income (Loss)               $  (310,970) $   (50,283) $ 6,761,935
                                 ===========  ===========  ===========
Earnings (Loss) Per Share
  Basic                         $    (0.016) $     (.003) $      0.39
  Diluted                       $    (0.016) $     (.003) $      0.39

  Weighted average number of
   common shares outstanding:
       Basic                     19,080,847   17,441,242   17,242,326
       Diluted                   19,080,847   17,441,242   17,343,957


                       THE EXPLORATION COMPANY
           Consolidated Statements of Stockholders' Equity
             Years Ended December 31, 2002, 2001 and 2000
                              Unaudited



                                      Common Stock
                                  ----------------------  Additional
                                                            Paid-in
                                     Shares      Amount     Capital
                                  ------------ --------- ------------
Balance at December 31, 1999       15,938,516  $159,385  $40,651,444


Issuance of common stock for
   cash, net of expenses of
   $189,752                         1,333,333    13,333    2,796,914
Issuance of common stock in
   exchange for oil and
   gas properties                     150,000     1,500      439,125
Common stock warrants
 exercised                             50,000       500       99,500
Net income for the year                    --        --           --
                                  ------------ --------- ------------

Balance at December 31, 2000       17,471,849   174,718   43,986,983

Common stock options exercised         25,000       250       31,000
Purchases of treasury stock,
 at cost                                   --        --           --
Net loss for the year                      --        --           --
                                  ------------ --------- ------------

Balance at December 31, 2001       17,496,849   174,968   44,017,983

Common stock options exercised        113,000     1,130      171,625
Issuance of common stock for
 cash, net of expenses of
 $946,112                           2,499,667    24,997   14,026,896
Net loss for the year                      --        --           --
                                  ------------ --------- ------------


Balance at December 31, 2002       20,109,516  $201,095  $58,216,504
                                  ===========  ========  ===========




                               Accumulated    Treasury
                                  Deficit      Stock         Total
                              -------------  ----------  ------------
Balance at December 31, 1999  $(27,601,900)  $      --   $13,208,929


Issuance of common stock for
   cash, net of expenses of
   $189,752                             --          --     2,810,247
Issuance of common stock in
   exchange for oil and
   gas properties                       --          --       440,625
Common stock warrants
 exercised                              --          --       100,000
Net income for the year          6,761,935          --     6,761,935
                               ------------  ----------   -----------

Balance at December 31, 2000   (20,839,965)         --    23,321,736

Common stock options exercised          --          --        31,250
Purchases of treasury stock,
 at cost                                --    (246,007)     (246,007)
Net loss for the year              (50,283)         --       (50,283)
                               ------------  ----------   -----------

Balance at December 31, 2001   (20,890,248)   (246,007)   23,056,696

Common stock options exercised          --          --       172,755
Issuance of common stock for
 cash, net of expenses of
 $946,112                               --          --    14,051,893
Net loss for the year             (310,970)         --      (310,970)
                              -------------  ----------  ------------

Balance at December 31, 2002  $(21,201,218)  $(246,007)  $36,970,374
                              =============  ==========  ============

                       THE EXPLORATION COMPANY
                Consolidated Statements of Cash Flows
                Years December 31, 2002, 2001 and 2000
                              Unaudited



                                   2002          2001          2000
                               ------------  ------------  -----------

Operating Activities
  Net income (loss)           $   (310,970) $    (50,283) $ 6,761,935
  Adjustments to reconcile
   net income to net cash
   provided by operating
   activities:
     Deferred income taxes              --            --   (5,232,718)
     Depreciation, depletion
      and amortization           6,500,625     3,201,517    2,711,605
     Impairments and
      abandonments               1,246,495     2,652,705    3,126,715
     Minority interest in
      income of subsidiaries        84,066       106,518      238,061
     Changes in operating
      assets and liabilities:
       Receivables              (3,175,627)    1,462,023   (1,465,530)
       Prepaid expenses and
        other                     (229,573)      (46,687)    (104,441)
       Accounts payable and
        accrued expenses         3,274,414     1,238,229      494,211
                               ------------  ------------  -----------
Net cash provided by
 operating activities            7,389,430     8,564,022    6,529,838

Investing Activities
 Purchases of property and
  equipment                    (27,381,247)  (13,675,327)  (6,447,962)
 Proceeds from sale of oil
  and gas properties               200,000     2,005,133           --
 Changes in minority
  interests                       (434,325)     (108,902)          --
 Other changes                     (39,036)     (116,007)       8,843
                               ------------  ------------  -----------
Net cash (used) by investing
 activities                    (27,654,608)  (11,895,103)  (6,439,119)

Financing Activities
 Proceeds from long-term debt    7,439,915       153,231    1,173,642
 Payments on long-term debt     (1,084,861)     (486,244)  (1,658,386)
 Issuances of common stock,
  net of expenses               14,224,648        31,250    2,910,247
   Purchases of treasury
    stock                               --      (246,007)          --
                               ------------  ------------  -----------
Net cash provided (used) by
 financing activities           20,579,702      (547,770)   2,425,503
                               ------------  ------------  -----------

Change in Cash and
 Equivalents                       314,524    (3,878,851)   2,516,222

Cash and Equivalents at
 Beginning of Year               2,019,164     5,898,015    3,381,793
                               ------------  ------------  -----------

Cash and Equivalents at End
 of Year                      $  2,333,688  $  2,019,164  $ 5,898,015
                              =============  ============  ===========

Supplemental Disclosures:
 Cash paid for interest       $    273,213  $    128,373  $   179,036
 Cash paid for income taxes             --        75,000       62,497
 Common stock issued for
  leasehold acquisition                 --            --      440,625

                        THE EXPLORATION COMPANY
                        Selected Operating Data


                                                Year  Ended
                                       Dec.  31, 2002  Dec.  31, 2001
                                       --------------- --------------


EBITDA                                     $9,215,968     $8,993,348

Net cash provided in operating
 activities                                $7,389,430     $8,564,022

Debt to asset ratio                              13.6%           2.9%

Production

Oil:
  Production, in barrels                      314,000         50,000
  Average sales price per barrel               $24.56         $23.55

Natural Gas:
  Production, in Mcf                        2,487,000      2,673,000
  Average sales price per Mcf                   $3.35          $4.56

Equivalent Basis:

   Production in Boe                          728,500        495,500
   Average sales price per Boe                 $22.03         $26.94

   Production in Mcfe                       4,371,000      2,973,000
   Average sales price per Mcfe                 $3.67          $4.49

   Average cost of production, per
    Boe (Incl Prod & Sev Tax)                   $7.15          $6.79

   Average cost of production, per
    Boe excluding CBM activities                $6.40          $5.93

   Average cost of production, per
    Mcfe (Incl Prod & Sev Tax)                  $1.19          $1.13

   Average cost of production, per
    Mcfe excluding CBM activities               $1.07          $0.99

   Depletion cost per Boe                       $8.36          $6.14

   Depletion cost per Mcfe                      $1.39          $1.02

Reserves

Oil, barrels                                1,479,000        294,000

Natural gas, Mcf                           14,675,000     10,976,000

Natural gas equivalent, Mcfe               23,549,000     12,740,000

    CONTACT: The Exploration Company, San Antonio
             Roberto R. Thomae, 210/496-5300
             bthomae@txco.com